EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Malcolm Adler, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Mainstream Entertainment, Inc. on Form 10-Q for the quarter ended December 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Mainstream Entertainment, Inc.

Date:  February 27, 2013

By: /s/ Malcolm Adler
Malcolm Adler
Chief Executive Officer and President
(Principal Executive Officer and Principal Financial/Accounting Officer)